Exhibit 99.1

Transcript of Robert Thomson Interview at Goldman Sachs Communacopia + Technology Conference

September 14, 2022

Kane Hannan, Analyst, Goldman Sachs Australia Pty Ltd.
I’m Kane, the firm’s Australian TMT Analyst, and I’m pleased to be joined by Robert Thomson the CEO of News Corp. Really appreciate your time, Robert, lovely to be back in person. So maybe just to kick things off, what's been a very different environment from the one we spoke in last year, maybe just sort of high level, talk about sort of how the increase in inflation, cost of living pressures that are going through globally, having an impact on your business. But how we think about the revenue levers that you have to offset some of these costs.

Robert Thomson, Chief Executive, News Corp
Thanks, Kane. Well inflation is not going to be transitory as rumored. It's neither ephemeral but nor is it eternal. It's somewhere between ephemeral and eternal. But its impact in the short and medium term is real on the business as you imply in the question. We're in a reasonably strong position without being too cocky about it, because if you look at the results of the past couple of years, pandemic years - that was a stress test of the business, inflation's another stress test, and the fact that the teams around the world coped very well ably with the challenges of the pandemic indicate that, I suspect, that they're capable also of coping with an inflationary environment, a different kind of challenge, but a challenge nonetheless. And when you look at, corporately speaking, where the company is relative to a few years ago - so our EPS virtually doubled last year, our net income was up [95%][corrected]. You saw our EBITDA in Q4 was up 50%. So the very robustness of the business is important in a time like this, we've been very careful in both managing our cash and generating more cash. So that certainly puts us in a position to be poised one to cope with the exigencies of higher inflation, but two, to be in a position to take advantage of opportunities, which we think will arise in some of the sectors in the next 12 to 18 months because companies are going to be under pressure. We perceive that we will be under less pressure. That moment of opportunity will come because of the hard work the teams have done over many years, really since the split back in 2013 when we had a lot of work to do to get the company in fine fettle, which it now is in, and whether it be in the continued rollout of streaming products in Australia or the expansion of the professional information business at Dow Jones - that was up 47% revenue there in Q4 - it shows that we've got a strong platform to build on.

Now specific instances of inflationary effect: obviously, the more physical a product, the more distribution, the more transport, or the more exposure to increased labor costs and transportation costs. Also, what we're seeing at HarperCollins are the effects of Amazon recalibrating its warehouses. So there will be a one time reset effect at HarperCollins, we perceive, because of that - that's common to the book industry. More sourced from Amazon than from anything HarperCollins is doing, but even despite that, you need bestsellers. And so, it's clear if you look at the bestseller list that Jared Kushner’s autobiography was number one nonfiction in this country, the Tolkien works are doing very well because of the Amazon series. And I would strongly recommend that everybody in the room read Bill Barr’s, One Damn Thing After Another, which is not a description of the life of a fund manager, but his time as Attorney General, and he's been criticized by left and right so he must have done something right, and the book is beautifully written. So if I could put in a plug for that. And if you do buy it, that will obviously help the bottom line at HarperCollins.

Kane
Do you see any sort of major differences from the advertising business versus subscription business environments? You know inflation around cost of living and people canceling subscriptions or what have you?

Robert
Yeah, that's a sage question. There's more pressure on the advertising side than the subscription side, which is why we've become more of a subscription business over recent years and you see that both at Dow Jones and at Foxtel, but the increase in BINGE and Kayo - BINGE is the entertainment provider in Australia and Kayo is the sports provider - they've been robust. And you've seen the growth over the past year in digital subs generally there. We've increased prices for the first time at Kayo from A$25 to A$27.50. Very little resistance to that. And why? We've got the best sports rights in Australia, which is Australian Rules Football and NRL and cricket and Formula One, among other things. And you have to project those rights in a way that relates, has empathy with the fans, and that's why you see audiences growing so rapidly at Kayo relative to the terrestrial broadcasters in Australia. So it's one thing to have the rights, it's another to make the most of the rights, and if you make the most of the rights you become more resistant to churn.

Kane
I’ll get to Foxtel in a second, but just lastly, at the group level, it may be just worth thinking about, I suppose, in your mind, what do you see as the single biggest risks for News Corp earnings in the next 12 months? I mean, it potentially sounds like it could be the book publishing margins in that reset, as well as conversely, the biggest single opportunity given those comments you made as well previously it sounds like it might be inorganic or really leaning into some investment in one of the segments.

Robert
The biggest threat really is of the unknown. Is it a calamity in the Middle East? Is it Italy becoming economically unhinged from the rest of Europe? Those are threats. But what we can perceive now to be threats are manageable and in the normal order of business in an inflationary environment. One thing we are doing is looking at budgeting in a completely different way, which is normally we set obviously capex and opex targets before the financial year starts, we give a fair amount of autonomy to the businesses, but we are doing repeated reviews through the year, through this year, because we want to see precisely, you know, some of the issues you’re raising, precisely the impact of inflation on whether it be digital advertising or advertising generally, or in case there are some unintended impacts, and certainly unforeseen impacts. And I think the combination of that monitoring combined with the talent we have at ground level will mean that we're better prepared for the truly unexpected, which is always possible in a dynamic global environment. But I do think in terms of opportunity that you can see our cash position, it's public. It does enable us to take advantage of opportunities, I don’t want to seem as though we're preying on fragile foible ridden companies, but we’re obviously better positioned than most, and you can see from the impact already of the OPIS and CMA acquisitions at Dow Jones, the Base Chemicals, that there's no doubt that that has already made a difference to the profile of the Dow Jones profit. As I said, Dow Jones professional information business was up 47% in Q4, and that was at a time when other bits of consumer media were already starting to be under pressure. But that's not a pressure we saw. I mean, advertising was up at Dow Jones Q4, subscriptions are up, so it's a different kind of business, say, for example, to a New York Times or Washington Post or a more what you would call mainstream media business.

Kane
And then I suppose coming to Foxtel, specifically, just basically finished year one of the three year strategy we set out this time last year, you have returned the business to revenue growth. I suppose things are going to need to accelerate a little bit the next couple of years to hit that A$3 billion target you outlined. Talk about what you see as the drivers of that growth - is that price led in some of the Binge, Kayo price rise as you spoke about previously, or is that accelerating subscription subscribers for example?

Robert
It's both, it’s growth and price. And we’ll be very reasonable about the price increase - we’re not going to gouge people - but there's clearly elasticity in the Australian market and because of the premium service that both Kayo and BINGE are providing, and it's clear that the Australian entertainment and streaming ecosystem is very different to the US. And first of all, you're seeing US companies coming to the conclusion that they're vulnerable to imperial overstretch, so they're not going to set up in 40 different countries, which is what people presumed, say two years ago, and it seemed to me highly unlikely because if you want to compete in Australia, it's a tough market. And you have to commit a lot of resource and are you better to partner with us or - and not just us, the other providers in Australia - are you better to partner or compete, and what are your priorities for competition and growth? So there's a lot of institutional introspection going on at the moment now in among American companies, and some of it, you can hear it echoing in these rooms about plans that two years ago seemed to make sense that are being revised now. That's an opportunity for us because we've always wanted to be the village square for streaming in Australia. We have a comparative advantage in our expertise, our teams, in a certain amount of size. There is a lot of competition in Australia, but we compete well. And there's no doubt that the success we're seeing with Kayo, in a continuing success, people said, well when is it going to peak, when is it going to peak? And that's about acquiring the rights, and as you know, it may come to, we just locked up the Aussie Rules rights until 2031, we have the rugby league rights until 2027. What do you do with those rights? So it's not just having the rights to event, it's owning the event and being empathetic about fan culture. And if you are that? You'll have a genuine opportunity in terms of price to take advantage of that. So it's both growth and price.

Kane
Yeah, and on the pricing, and we've touched on Kayo and BINGE being a premium service. I mean how do I think about the delta between the streaming ARPU and maybe the cable ARPU? And does that start to close over time or do we think pricing on both of them continue to drive higher?

Robert
Yeah, it’s interesting cause if you look closely, you saw that broadcast churn has actually come down by four percentage points year-on-year. So one of the concerns, naturally enough, was how much cannibalization? Clearly, not as much as people feared. And I guess the best indicator of whether or not the strategy is working was that in Q4, and for much of last year, in Australian dollars revenue and profitability were higher for the first time in a while. And if you're looking for a measure of whether a strategy is successful, or not, that's not a bad one.

Kane
And you touched on the AFL rights, you touched on the entertainment side of things and maybe a bit of a lessening of competition there. You did see a reasonable step up in the AFL rights though, extending out to 2031. So suppose in that backdrop, how do I think about the profitability of the sports side of Foxtel versus maybe the profitability of the entertainment side, which price rises are going through, potentially we're seeing some content costs deflation, does look to be a better backdrop than maybe Kayo.

Robert
Yeah, although you'd certainly be worried about profitability in Australia if we didn't have Aussie Rules rights because it is a very powerful sport, as is league - rugby league - in certain states. But I think the thing to bear in mind is there's always been a step up in sports rights costs year after year, and we're clearly coping with that well already, I mean people cite various numbers. But an inflationary environment has a way of making those numbers more manageable, shall we say? I’ll let you draw your own conclusion about that. And so longer term, you don't want sports rights for two years. You put in a lot of effort. There's a lot of investment in building - in brand building, a lot of investment in building talent. For us to have long term both the Aussie rules and rugby league rights is absolutely crucial because it actually - the current cost evens out as well in a way that I don't think people factor into the pure cost of rights. And so, net-net, we’re in a great position to take advantage of those rights to partner with those sports, which we're proud to do, but also to get a great return for our shareholders.

Kane
Yep, and then if we go digital real estate, you know, I did notice some changes coming out the last couple of weeks. Maybe just want to touch on those before we dig into the segments a little bit more deeply.

Robert
Yeah I think most people here know that Tracey is retiring, Tracey Fellows, for personal reasons, and they are indeed personal reasons, and I first of all publicly would like to laud what she's done for the company because she was always going to be the key person connecting the Australian culture with the US culture. That was her imperative. And she's done that brilliantly. And I spent most of yesterday down at Move talking to the team. And every second sentence about new products, was a reference to discussions that the US team was having with the Australian team. And so that's a testament to the great work that Tracey has done, and the fact that those conversations are now taking place without prompting, without provocation - that's a true mark of the cultural integration that we always needed to get the best for REA and the best for Realtor, and particularly as the product sets are starting to look a little more similar, the Australian market is very different to here. Here, obviously, the money is on the buy side, not the sell side. Australia it’s on the sell side, not the buy side. There's more of a buy side business emerging in Australia and more of a sell side business emerging here, and Tracey having run REA, having run Realtor were, has been key in us understanding the trajectory of the two.

Kane
And is her position going to be replaced or has Move got the scale that can just stand on its own?

Robert

So we've got - she's not going to be replaced. I'm going to be responsible for more oversight, but it's oversight of businesses that are much more integrated than they were two years ago.

Kane
Yep. Yep.

Robert
Really when Tracey started what she was doing, and her being able to bring them together in a way where the conversation - where they're finishing each other sentences now, which is what you want in a commercial partnership or in a relationship. And so the need for someone to drive that conversation in the same way isn't quite there, and that's a mark of her success and her contribution commercially and culturally.

Kane
Yep, so then, focusing on Move specifically, you know obviously uncertain housing market out here, lots of commentary out from some of the competitors around, you know, the outlook. Just how do you think about, you know, that business’s scope to keep growing its yields, expanding the adjacent revenue streams, does that offset some of the weaker housing environment that’s coming through?

Robert
Yeah obviously, we're subject to the prevailing winds, the vicissitudes of the macro economy. I mean, you saw the 30-year mortgage rate today is a smidgen above 6%, 6 to 6.01 is the average. So that's double what it was at the start of the year, that has an impact, although you can still get Adjustable Rate Mortgages, start for a few years at a much lower rate. Some of what's going on is very positive for the market, some of it’s questionable and some of it’s unquestionably negative. And so the positive is that you are seeing an abating of these rapid price increases. Already, evidence of that is in the significant number of properties on market now that are accepting discounts. I recommend tracking that number. So there's more affordability there, at the same time, more, on the more negative side: mortgage rates are probably higher. The average time on market in August was five days longer than a year ago. That's a plus for us because people have to market a property more to get it sold. You wouldn't want it to be 50 days on the market extra. We don't want a property sold after four hours. And we don't want a property sold after four years, somewhere in between four hours and four years there’s a happy medium where Realtor and REA make maximum return from inventory being turned over. And so it really depends on the continuing macro environment. As I said inflation is not ephemeral, but it's not eternal. And whether or not you still have ongoing job stability because the low unemployment rate is a plus for housing because people have certainty, there’s more not only job certainty but job mobility. I mean now, there's been some announcements from Wall Street in the last 48 hours that may provide at least in some sectors for more uncertainty, but generally, there's a lot of employment demand in the US. So these- it's a mix of factors, which is why I think to take an unusually pessimistic attitude to it is wrong. You can't be Panglossian about it. But at the same time, for smart companies, there are really opportunities. And one of the things I noticed yesterday, being with the team at Realtor, was the new products we have coming out will work well in this kind of environment. The user interface is getting better, our expansion into rentals looks clever to me the way that they're approaching without revealing too much detail. So the sorts of things I see them doing and saw them doing yesterday are precisely the sorts of things you need to be doing at a time like this in the market.

Kane
Yep, yep. And you touched on before, you know the majority of the business has been on the buyer lead side of things, you know UpNest will move you more into the seller lead side. Talk a little bit about UpNest, I suppose how it opens that seller lead opportunity for Move. And I suppose how meaningful that can be, over time in your view.

Robert
Extremely meaningful and extremely lucrative. I mean, the pathway of profits is long and lucrative for digital real estate in this country. Part of it is us proving to realtors the value that we bring. And if you don't do that, why would they pay you? And again the sort of products I see and saw yesterday coming out of the UpNest acquisition on that sell side are really quite interesting - interesting for people buying a house but particularly interesting for agents, I mean there is a real value for the agents in the way that we can bring some sell leads. We can see if somebody might be about to sell a property. We're spending a lot of time divining digitally through AI the sorts of characteristics that are representative of someone contemplating selling a house. And so if you can bring that person to an agent that they want, then you start a partnership that we will benefit from and hopefully both the agent and the customer will benefit as well because you can help offer services that at the moment really aren't commercialized in the US market. So early days, but as I say, the sorts of things that the team are doing seem to me to be logical because they provide value for the client and they provide value for the realtor.

Kane
As you said, the pathway to profit is long and lucrative in digital real estate. You guys had a bumper 21’, I think reinvested quite a bit in 22’. I suppose, how do I think about that balance between near term profitability and long term growth. You know I think I’ve seen some headlines out there around potential restructuring at Move or some layoffs. Like just how do I think about the backdrop for Move.

Robert
Well, yeah exactly, well it is exactly that. It's a balance and with a lot of acquisitions, which we’ve clearly made, you know there comes a moment for some consolidation, and there have been layoffs at Realtor as part of that consolidation, but at the same time, there's a significant significant amount of investment going on in the core product areas that we've targeted for development. The discipline of a more uncertain market means that other projects that were being looked at, they're not pursuing, which is smart. You know, what are your core objectives? And that was one of the things we went through yesterday in some detail about the areas that are being focused on, and you have to invest because of the scale of opportunity in that sector is enormous. This is the world's largest real estate market. It's still in an early phase of its e-evolution. You know that, it's, for us not to take advantage of that opportunity, is not to bring full value to our investors.

Kane
I suppose given that opportunity in scale, I’m not sure I’ll be able to pin you down but how do I think about the margin profile of Move from where it is today, you know, versus something like an REA? How much of that gap we can close at scale?

Robert
Yeah, I wouldn't necessarily compare Realtor at this moment to REA. Obviously, if you track Realtor, they’re at a different stage of evolution in a different country in a different macro environment, but the margin has risen rapidly at Realtor, compared to say two or three years ago. And we know that brings with it expectations on margin, which is part of the responsibility of the team to be cognizant of. At the same time, at certain moments, it may make sense to do more in marketing, it may make sense to focus a bit of extra in investment in this or that sector. I don't want to give it away to help competitors. And that's what they're doing. But that's very, that's very variable in a sense. If we wanted to run it just for profit at the moment, it would be significantly more profitable than it is. But that would be denying us the opportunity for long term sustainable profit growth that will bring real benefits to investors.

Kane
So just onto Dow Jones, a record year in 2022 as we touched on, you know, the earnings base is increasingly diversified. Let’s talk about where you see that business evolving, you know, three, five years time, you know, we had the Investor Day back a few years that set out some targets. But so how do you think about Dow Jones post-OPIS and what it can become over time?

Robert
Yeah, well I think probably the team - Almar and the team and his predecessors - have probably exceeded those expectations, actually, and when you look at, look at the continued profit growth and you compare what's happened at Dow Jones to other media companies. So what we're seeing is I think the digital subs at WSJ are up [14%][corrected] last year, Barron’s up [21%][corrected]. And you're seeing what we call the funnel approach, which is that people are coming into an audience, joining an audience, a digital audience at Dow Jones, which is just above 100 million, depending on the market, but around about 100 so, and then you've got MarketWatch, you've got the Wall Street Journal, you've got IBD, you've got Barron's, and then you've got the specialist products, whether its Risk and Compliance, which was up 18% last year. You've got Base Chemicals, OPIS and you can spin products out - some of it’s very specialist, some of it’s less specialist, some of it’s of value to somebody who may not be particularly in the chemicals industry, but is looking for intel or analysis. And so we think of bundling as very different to say, for example, the manner in which the New York Times use it, which is recipes and sport, hard to bundle, puzzles and left wing political opinions, are hard to bundle. I mean, maybe that's a puzzle in and of itself, but so horizontal bundling is much harder than vertical bundling. So we’re vertical bundling, not horizontal - it's a completely different model. And I think we're seeing the benefits of that and will see the benefits of that over time.

Kane
Do you think that, you know, the mix of specialists versus less specialist products, you know is right where the business stands today, and is that something that needs to be addressed sort of inorganically or can you grow, you know the specialist products organically over time?

Robert
We've made a couple of big acquisitions. The onus now on Almar and the team is to make the most of them. And we've seen already, I mean you can see in the Q4 numbers that the integration is far from over, but the early signs are positive. And if – look, we've started – those were great assets acquired at reasonable prices, which wasn't characteristic of the market at that time. And so if there are other great assets that can be acquired at reasonable prices without being specific, we would be interested, one; and two, we have the resource; and three, we have a team that is very conscious of the responsibilities of consolidation.

Kane

Yep, yep, and in terms of I suppose the digital subs at WSJ/Barron’s, I mean how do I think about where the incremental opportunities to to grow that base and how I think about say promotional pricing or other strategies to to grow the digital subs?

Robert
Yeah, you have to be very careful with - some promotional pricing schemes are, essentially, subscription churn schemes. So the right price for the, for the right demographic, which is why that MarketWatch audience is so important and other free content that we have, where people are reading news that has a focus or a flair of business, economics, tech, the sort of areas where premium pricing is more viable and even on, for example, on the Realtor side, where we have - and we're talking to the content team yesterday - we have some great content around macro pressures on interest rates, housing prices, the 100 best places to live, all that sort of stuff that's relevant to somebody focused on property, and there are indicators we are finding in that audience of people potentially able to pay and willing to pay for business news. And the other area where we are looking across, we're creating what we call these super segments, both for advertising and subscription fishing, is the New York Post business section, which is free. Anyone who reads that on a regular basis is a potential Wall Street Journal subscriber. And that's where the cooperation and the communication within the company, which as you know, because we've spoken about this in the past, has been an absolute priority for me, that people learn how to talk to each other. Sometimes one of the ironies of the communications industry, and we're sort of in the communications industry, is that people don't communicate with each other very much. And so making that an obligation, and then people, once people start those conversations, they see the benefit of them. And the folks at Realtor are talking regularly to the people at the New York Post now, and MarketWatch and Realtor. So that gives us an opportunity to harvest readers internally without spending a lot of money on churn creation schemes.

Kane
Yep, yep. And then, I suppose the Post was back in profit, for the first time.

Robert
Back in profit.

Kane
Back in profit?

Robert
For the first time since Alexander Hamilton.

Kane
But if I think about the earnings profile for Dow Jones from here, do you think there's scope to keep driving performance of each of the businesses? Or is the margin more a function of OPIS outperforming some of the other segments in the sort of a blended margin grinding on out?

Robert
No, each of the businesses. Absolutely. And in a way, the New York Post is an interesting example where, you know that, it's a fascinating mix of news content, but it did make a profit. We put prices up on print, we doubled the print price, we tried to make the relative subscription discount a little higher. But still, the subscription price is up. And when you look at what Sean and Keith - Sean, who's the business manager, and Keith, the editor, have done at the Post it’s [198][corrected] million monthly uniques. It's a phenomenon. The Sun globally now is around 165 million monthly uniques. And so these are big audiences. And Rebekah and her team in the UK, and Michael Miller and the team in Australia - one, they're experimenting themselves and two, they are having these conversations about what works and doesn't work in contemporary media. And that's why in some ways, the Post is also an example for the Wall Street Journal. When do you get, when do you change print pricing? Because there are some people who will pay anything for print. Henry Kravis can afford to pay $10 for the New York Post, if he wants to, I mean, there are people- so you're starting to get to that self-selecting point where those who are true print readers will pay a premium. Meanwhile, you'll be able to leverage a digital audience in a slightly different way.

Kane
Yep, yep. News Media being a bigger earnings contributor in 22. But as you touched on I suppose some of the initiatives in the UK from the investment that's coming back in the UK and on Radio, TV, you know interesting from a longer term opportunity, I mean how do I think about that business in terms of, clearly you're not just running it for cash given these investments that are being made, but is the core, like should we be thinking about that business continuing to scale from here? I mean, I suppose there's just been a bit of a mixed track record on some of the investments in the past - we're now going into TV and radio, the confidence to make those investments just really interesting if you talk about that.

Robert
Well the increase in TV investment we- is incremental not fundamental, we should be clear about that. The radio is growing in profitability. So it's of a different order at this moment. But when you're investing in something like TV, in an age where we know video is more important, us increasing the quality of the video that we do produce and distribute is really important. And so your- the skills, first of all, that there's a fair amount of distributed cost from the UK TV project around the world - in Australia, obviously here, to a certain extent, at Fox, at the New York Post. But there's also a fair amount of distributed understanding and a fair amount of distributed learning because we are obviously slicing and dicing the video in a way that makes it repurposable, and an extra source of revenue. So, calculating the precise cost of the UK TV project can be rather crude, but what we can see are the precise benefits culturally and commercially for the company being more astute in the way that we do video, because we- if you asked a group of print journalists to learn very, very quickly how to do video, it doesn't quite work. They just don't have the innate nous. But going from TV back into video and populating that expertise around the company is something we're already seeing the virtue of.

Kane
Yep, yep. And book publishing you know, you said at the full year results, consumer spending is still above pre-COVID levels in that segment. Does that mean that, I suppose, the business is still over-earning from a revenue perspective or do you think, I mean, this is just the new normal for books and we should be thinking about it depending on what the frontlist/backlist does going forward you'll be hopefully growing from here.

Robert
You know I would think the latter in that book reading, you hope, is habitual. There were certainly habits formed during the pandemic, people did read more. And that said, we are seeing, as I said, the warehouse changes will make a bit of a difference in the first quarter. But that doesn't take away from the inclination of an individual - a woman and a man - to buy a book. Then the onus is on us to make sure that we have books they want to read and pay for but also to continue to understand how the audiobook market is evolving because it's been for the last couple of years by far the fastest growing part of digital. Ebooks have never- you know we were all expecting six or seven years ago that ebooks will be say 40% of the reading market by now, it’s down to I think around 16-17%. Digital net-net is around 24% including audio so habits are changing, habits are forming. We have to understand those habits in a way that's empathetic. And the other element of empathy is in finding books that either people want to listen to or that they want to watch or they want to read.

Kane
So given the initial comments around that one time reset from Amazon. I mean how do I think about the margins in books? Should have the HMH synergies coming through, you know, scale, digital driving margin, offset by some of these supply chain issues, you know Amazon as you called out. I mean, it's interesting if you talk about that, you know how big an impact that Amazon reset could be for the business.

Robert
Well, I think, there'll be more information and it won't – obviously won't just be for HarperCollins. It’s an industry wide phenomenon, for over a short period as they recalibrate. So longer term impact on margin, that won't make a difference. And the book business will be back to its old ebullient self within a couple of months I presume.

Kane
Yep, just a couple of minutes before time. Might finish on everyone's favorite topic in terms of capital allocation. You guys obviously have a buyback underway. But we do see I suppose constant press around assets you may be interested in, wagering in Australia, you know assets you may be looking to exit that come up from time to time. Just remind us of your capital allocation framework. How you're thinking about the priorities for the business, particularly when the current buyback is completed. And I know we touched on a few topics sort of through the Q&A.

Robert
You know wagering in Australia is -

Kane
Yep.

Robert
miniscule and we're not the main driver of that. But that's more a partnership than an investment. It is, look, it is, you can see with the dividend, with the buyback, which you can check because of Australian disclosure regulations precisely how much we're buying back. You can see how consistent we have been. And that's because we've realized that there should be a return of capital to investors. It's – look, obviously the share markets are volatile now, so are you getting full value from that buyback? I mean, you can argue that endlessly, but we created a provision and we're living up to the spirit of that provision. And then when you examine more generally, where we were with cash generation, so four years ago to now, I mean, it's doubled really in real terms. And I think it has surprised people on the upside, but what does that tell you? First of all, that people are very cost conscious. Secondly, that these businesses are doing significantly better than is generally appreciated. And then the combination does give us the optionality to be opportunistic. And so, again I wouldn't be specific, if I'm specific, I'll just put the price of something up. But without being specific and the other interesting thing is they're about object or timing and instinct will tell most people in this room that there are going to be opportunities, interesting opportunities as companies, which haven't been well run come under increasing pressure. And then, what does that mean for us in terms – if it fits the profile of something that's core to our objectives, it's not some – I'm not trying to justify something as an adjacency when it's a far flung suburb. It's real adjacencies of our real core competence and is a wise use of shareholders' money. But we have that optionality now in a way that a few years ago we didn't.

Kane
Perfect. Well Robert, I really appreciate your time this morning. I look forward to speaking again in November.

Robert
Cheers. Take care. Thank you.

Cautionary Statement Concerning Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from these expectations due to the risks, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. More detailed information about the factors that could affect future results is contained in our filings with the Securities and Exchange Commission. The “forward-looking statements” included in this document are made only as of the date of this document and we do not have and do not undertake any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, and we expressly disclaim any such obligation, except as required by law or regulation.